EXHIBIT 10.9.2



                         FIRST AMENDMENT TO USED VEHICLE
               WHOLESALE BORROWING BASE CREDIT LINE LOAN AGREEMENT

        THIS FIRST AMENDMENT TO USED VEHICLE WHOLESALE BORROWING BASE CREDIT LINE LOAN AGREEMENT (the "Amendment") made and entered into this _______ day of ___________, 1996, by and between FIRST TEAM INFINITI, LTD., A FLORIDA LIMITED PARTNERSHIP, FORMERLY KNOWN AS I-4 DESTINY, LTD., A FLORIDA LIMITED PARTNERSHIP (the "Debtor"), and GENERAL MOTORS ACCEPTANCE CORPORATION, A NEW YORK CORPORATION, of Detroit, Michigan, with a branch office in Orange County, Florida ("GMAC").

                                R E C I T A L S:

        A. I-4 DESTINY, LTD., a Florida limited partnership and GMAC entered into that certain Used Vehicle Wholesale Borrowing Base Credit Line Loan Agreement dated March 29, 1995 ("Used Vehicle Wholesale Agreement"), establishing a Line of Credit (as defined in the Used Vehicle Wholesale Agreement). The aggregate principal amount of all Credit Line Advances (as defined in the Used Vehicle Wholesale Agreement) outstanding from time to time, were not to exceed the lesser of Five Hundred Thousand and 00/100 Dollars ($500,000.00) or the Collateral Formula Amount (as defined in the Used Vehicle Wholesale Agreement).

         B. I-4 DESTINY, LTD., a Florida limited partnership, has changed its name to FIRST TEAM INFINITI, LTD., A FLORIDA LIMITED PARTNERSHIP.

         C. The Debtor has made application to GMAC for an increase in the Line of Credit and GMAC has agreed to increase the amount of the Line of Credit.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by all parties, the parties hereto agree as follows:

         1. RECITALS. The above recitals are true and correct and incorporated herein by reference.

         2. AMENDMENTS TO USED VEHICLE WHOLESALE AGREEMENT. The Used Vehicle Wholesale Agreement is amended as follows:

                  (a) The address for GMAC in the first paragraph of the Used Vehicle Wholesale Agreement is amended to read: 3504 Lake Lynda Drive, Suite 200, Laurel Building, Orlando, Florida 32817-1488.

                  (b) The first paragraph of Paragraph 1 is deleted in its entirety and the following shall be substituted in lieu thereof:

                  1. THE LINE OF CREDIT. Subject to all of the terms and conditions of this Loan Agreement, GMAC hereby establishes an initial discretionary revolving line of credit, not to exceed Seven Hundred Fifty Thousand and no/100 Dollars ($750,000.00) (the "Line of Credit").

                  (c) Paragraph 1 C. is deleted in its entirety and the following shall be substituted in lieu thereof:

                  C. LIMITATIONS. Credit Line Advances shall at no time and in no event exceed the lesser of Seven Hundred Fifty Thousand and no/100 Dollars ($750,000.00) or the Collateral Formula Amount, as that term is defined in subparagraph 1(g)(i); provided, however, that if it does for any reason, the excess amount shall be deemed to be part of the Line of Credit for all intents and purposes under this Loan Agreement.

        3. SURVIVAL. All covenants, agreements, representations and warranties made in connection with this Amendment and any documents executed by the Debtor shall survive the borrowing hereunder and shall be deemed to have been relied upon by GMAC. All statements contained in any certificate or other document delivered to GMAC at any time by or on behalf of the Debtor pursuant hereto shall constitute representations and warranties by the Debtor.

        4. LAWS. This Amendment shall be interpreted according to the laws of the State of Florida and shall be binding upon and inure to the benefit of each of the parties hereto and their respective legal representatives, successors and assigns; provided, however, the Debtor shall not assign or transfer its rights or obligations hereunder without the prior written consent of GMAC.

        5. ATTORNEYS' FEES, COSTS. In any litigation arising out of this Amendment between the parties, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs including, but not limited to, fees and costs incurred in all matters of collection and enforcement, construction and interpretation, before, during and after suit, trial, arbitration proceedings and appeals, and shall include hourly charges for work performed by paralegals or other staff members working under the supervision of an attorney (collectively, "Attorneys' Fees").

         6. TIME. Time is of the essence of this Amendment. Time periods herein of less than six (6) days shall exclude Saturdays, Sundays and state or national legal holidays. Any time period provided for in this Amendment that ends on Saturday, Sunday or a legal holiday shall extend to 5:00 p.m. on the next business day.

        7. DOCUMENTARY STAMPS. In the event that any of the transactions herein contemplated shall at any time be subject to any form of transactional tax such as a documentary stamp tax or intangible tax, the Debtor agrees to pay such tax when due or to immediately reimburse GMAC in the event that GMAC is required to pay such tax, and Debtor shall pay to GMAC any penalties which might be assessed on same.

         8. MISCELLANEOUS.

                (a) At the request of GMAC, in its sole and absolute discretion, the Debtor shall sign a Business Purpose Secured Promissory Note in favor of GMAC.

                (b) Except as specifically modified by this Amendment, the terms, covenants, conditions, and obligations of the Used Vehicle Wholesale Agreement shall remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the day and date above written.

                                               DEBTOR:

                                               FIRST TEAM INFINITI, LTD., a
                                               Florida limited partnership

                                               BY:      FIRST TEAM
                                                        MANAGEMENT, INC.,
                                                        a Florida corporation,
                                                        its General Partner

_____________________________                  BY:
Signature                                                  John Lumpkin
                                                           Assistant Secretary

_____________________________
Print name

_____________________________
Signature

_____________________________
Print name

                                                GMAC:

                                                GENERAL MOTORS
                                                ACCEPTANCE CORPORATION,
                                                a New York corporation



_____________________________                   BY:
Signature                                       Print Name:

                                                As:

_____________________________
Print name

_____________________________
Signature

_____________________________
Print name

STATE OF FLORIDA                  )

COUNTY OF ORANGE                  )

        The foregoing instrument was acknowledged before me this ______ day of __________, 1996, by JOHN LUMPKIN., as Assistant Secretary of FIRST TEAM MANAGEMENT, INC., A FLORIDA CORPORATION, on behalf of the corporation, as General Partner of FIRST TEAM INFINITI, LTD., A FLORIDA LIMITED PARTNERSHIP, FORMERLY KNOWN AS I-4 DESTINY, LTD., A FLORIDA LIMITED PARTNERSHIP, on behalf of the partnership. He [is personally known to me] OR [has produced a Florida driver's license as identification].

                                                       Notary Public
                                                       Print Name:

                                                       My commission expires:

STATE OF FLORIDA                  )

COUNTY OF ORANGE                  )

        The foregoing instrument was acknowledged before me this ____ day of ______________, 1996, by _________________, as ____________ of GENERAL MOTORS
CORPORATION, A NEW YORK CORPORATION, on behalf of the corporation. He [is personally known to me] OR [has produced a Florida driver's license as identification].

                                                       Notary Public
                                                       Print name:

                                                       My commission expires: